[picture]

Liberty Young
Investor(SM) Fund
Annual Report - September 30, 2000
The investment that's also an education

FUND HIGHLIGHTS

Liberty Young Investor Fund Class A shares returned 30.47% without a sales charge for the 12-month period ended 9/30/00. In the early months of the period, the Fund benefited from its investments in technology stocks, and later it was helped by a reduction in technology holdings.

TABLE OF CONTENTS

To Our Shareholders ......................1
Portfolio Managers' Report ...............2
Portfolio of Investments .................6
Financial Statements .....................9
Notes to Financial Statements ...........14
Financial Highlights ....................17
Report of Independent Accountants .......18
Activity Pages
         Ages three to five .............19
         Ages six to eight ..............21
         Ages nine to 12 ................23

--------------------------------
Not FDIC       May Lose Value
Insured        No Bank Guarantee
--------------------------------

All information is for Class A shares unless otherwise noted. Performance including sales charge reflects the 2% contingent deferred sales charge (CDSC) which would be applied if shares are redeemed within three years. Liberty Young Investor Fund invests all of its investable assets in SR&F Growth Investor Portfolio, which has the same investment objective and substantially the same investment policies as the Fund.
Past performance is not a guarantee of future results. Share price and investment returns will vary, resulting in a gain or loss when you sell shares.

TO OUR SHAREHOLDERS
DEAR SHAREHOLDER:

[photo]

You may have noticed that your Fund has a new name. As of July 14, the names of all our funds were changed to include Liberty. Although the name is different, the Fund's goals and management style remain the same. We believe the new name better reflects that your Fund is a part of Liberty Funds, a diverse "family" of funds representing a wide selection of investment styles. The goal of all Liberty funds is to help you reach for financial freedom - however you define it.

During the past 12 months, the stock market experienced a great deal of volatility (a series of rapid ups and downs). Despite this, the Fund delivered strong results for you, our shareholders. For the 12-month period ended September 30, 2000, the Liberty Young Investor Fund Class A shares returned 30.47% without a sales charge. This compares favorably to the Standard and Poor's 500 Index, which returned 13.27% for the same period.

The 12 months ended September 30, 2000 began with investors feeling very enthusiastic about stocks. Technology stocks performed particularly well during these early months. In fact, they were responsible for most of the positive performance in the market. At the same time, many stocks outside the technology sector were going through difficult times.

The situation changed quickly after mid-March. Investors became more concerned that maybe technology stocks had reached prices that were too high to continue rising. At the same time, there was increasing concern about whether our economy might begin to have some difficulties. Investors began to sell many of the stocks that had previously been so successful, and prices declined as a result - even on technology stocks.

Looking at the past year, I am reminded that it is important to own a variety of stocks to help minimize the impact of a single stock performing badly. Young Investor Fund is managed to include many different types of stocks, representing a variety of industries.

The following report gives you more insights from the Fund's managers. For additional information, visit us on the Internet at www.libertyfunds.com or www.younginvestor.com.

As always, we thank you for choosing the Liberty Young Investor Fund and for giving us the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen E. Gibson

Stephen E. Gibson
President
November 20, 2000

Because market and economic conditions change frequently, there can be no assurance that the trends described above or on the following pages will continue.

PORTFOLIO MANAGERS' REPORT

[photo] [photo]

Mr. Brady and Mr. Gustafson, senior vice presidents of the Advisor, have been portfolio managers of the Portfolio since 1997, and managed its predecessor since 1995.

Q:   How did the Fund perform over the past year?

A: From September 30, 1999 to September 30, 2000, Liberty Young Investor Fund returned 30.47% without a sales charge. This was much better than the performance of the stock market as a whole, as measured by the total return of 13.27% for the Standard & Poor's 500 Stock Index. The Fund's strong performance is mainly a result of our investments in technology stocks (during the first half of the year) and our utilities and financial services holdings (during the second half of the year). Although technology stocks had a more difficult time beginning in March 2000, the earlier gains were more than enough to make up for the later difficulties.

Q:   Were there specific stocks that helped the Fund's performance?

A: Among the stocks that gained the most during the year were EMC (2.7% of net assets) and Network Appliance (2.2% of net assets). As more and more companies realize their increased need for data storage devices, these two companies are seeing their businesses grow quickly.

AVERAGE ANNUAL TOTAL RETURNS
(as of 9/30/00)

                                   CLASS A        CLASS K
                              without    with     without
                               sales    sales     sales
                              charge    charge    charge
---------------------------------------------------------
One year                      30.47%    28.47%    30.68%
---------------------------------------------------------
Five years                    22.11     22.11     22.30
---------------------------------------------------------
Since inception (4/29/94)     23.56     23.56     23.71
---------------------------------------------------------

Past performance is not a guarantee of future results. Investment returns and principal value will fluctuate, resulting in a gain or loss on sale. Liberty Young Investor Fund invests all of its investable assets in SR&F Growth Investor Portfolio, which has the same investment objective and substantially the same investment policies as the Fund. The Fund commenced operations on 2/14/97, but until 1/26/98, only offered the shares that are now designated as Class K shares. Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affiliates. Without these waivers or reimbursement arrangements, performance results would have been lower. The historical performance of both share classes, prior to inception, is based on the performance of the SR&F Growth Investor Portfolio, restated to reflect sales charges, 12b-1 fees and other expenses applicable to that class as set forth in the prospectus "Fee Table," without giving effect to any fee waivers described therein and assuming reinvestment of dividends and capital gains. Past performance is not indicative of future results.

                    For the 12 months ended 9/30/00, the Liberty Young Investor Fund Class A shares returned 30.47% without a sales charge. Technology stocks boosted Fund performance in the early months of the period, while utilities and financial services holdings performed well later in the year.

                    Until March 2000, the stock market's strong performance was generated in large part by stocks of technology-oriented companies, many of which benefited from the Internet boom. In March, investors changed their focus, as they worried about the ability of many technology companies to earn a profit on their fast-growing businesses.

SECTOR BREAKDOWN AS OF 9/30/00

[Chart]

Technology               31%
Consumer Cyclical        17%
Utilities                14%
Consumer Non-Cyclical    10%
Industrial               10%
Financial                15%
Energy                    2%
Basic Materials           1%

Sector breakdowns are calculated as a percentage of the total holdings in SR&F Growth Investor Portfolio. Because the Portfolio is actively managed, there can be no guarantee that the Portfolio will continue to maintain this breakdown of these holdings in the future.

The Fund also benefited from the performance of stocks such as:

- Sun Microsystems (2.0% of net assets), a manufacturer of computer servers and software which are more critical than ever in this Internet age.

- Intuit (2.8% of net assets), maker of the popular financial software programs Quicken and TurboTax.

- Rational Software (2.6% of net assets), a company that creates software tools to help businesses write their own personalized software.

Q:   You mentioned that things changed in the market in March. What happened?

A: Many investors appeared to become a bit confused about what would happen to the economy in the United States. For several years, it has been growing very nicely, helping to create new jobs and giving people more money to spend and invest. Some investors began to believe that things wouldn't continue going so well, so they began to change their focus.

     Investors turned away from technology companies, which had been the best performers in the market. Instead, they began to favor other types of stocks, such as utilities and financial services companies.

     Some companies that provide electrical power benefited from this shift; for example, Calpine and AES Corp. (3.2% and 2.1%, respectively, of net assets). Some companies that provide financial services also enjoyed strong stock

                    A strong economy usually helps companies be more profitable and successful. If our economy weakens significantly, many firms could face more difficulties. But fortunately, the U.S. economy has remained fairly strong. We're hopeful that growth in the economy can continue.

     performance. Among the Fund's holdings that were particularly strong were Goldman Sachs (a major investment banker), Citigroup (one of the world's largest diversified financial services companies) and Household International, a low-cost consumer finance company (2.4%, 3.4%, and 3.2%, respectively, of net assets).

Q: Telecommunications stocks have played an important role in the portfolio. How did they perform over the past year?

A: They generally experienced difficult times in the past year. We all had high expectations for companies like WorldCom (1.1% of net assets), which was to merge with long-distance provider MCI, and Lucent Technologies (0.8% of net assets). Unfortunately, they and other big names in the telephone and telecommunications business disappointed us. Even with the explosive growth of technologies like the Internet and cellular phones, the market has been difficult for these stocks because of the increased number of competitors and the high costs involved in upgrading technologies. These factors have made it more difficult for them to perform well.

TOP TEN HOLDINGS AS OF 9/30/00
(AS A PERCENTAGE OF NET ASSETS)

----------------------------------------
1.   CITIGROUP                     3.4%
----------------------------------------
2.   CALPINE                       3.2%
----------------------------------------
3.   HOUSEHOLD INTERNATIONAL       3.2%
----------------------------------------
4.   GENERAL ELECTRIC              3.1%
----------------------------------------
5.   JOHNSON & JOHNSON             2.9%
----------------------------------------
6.   SAFEWAY                       2.8%
----------------------------------------
7.   INTUIT                        2.8%
----------------------------------------
8.   EMC                           2.7%
----------------------------------------
9.   RATIONAL SOFTWARE             2.6%
----------------------------------------
10.  WALGREEN                      2.6%
----------------------------------------

Holdings are calculated as a percentage of the net assets in SR&F Growth Investor Portfolio. Because the Portfolio is actively managed, there can be no guarantee the Portfolio will continue to maintain these holdings.

                    The S&P 500 Index is made up of 500 companies usually considered to be a good representation of the thousands of companies that make up the overall U.S. stock market.

Q:   What do you expect will happen in the next year?

A: For starters, it looks as if many companies will have a more difficult time increasing their profits than they had in recent years. This is likely because we expect that the rate of growth in the U.S. economy will slow down a bit.

     We have enjoyed an amazingly strong period of performance in the stock market in recent years. While there is reason to believe the general positive trend for stocks will continue, it is not likely to grow at such a rapid rate year after year. Just be sure that your expectations are reasonable, and remember that an investment in the Liberty Young Investor Fund should be a long-term proposition. Your investment plan should match your time horizons, risk tolerance and your objectives, regardless of current market conditions.

An investment in the Fund offers significant long-term growth potential, but also involves certain risks, including more volatility than the stock market in general. The Fund may be affected by stock market fluctuations that occur in response to economic and business developments.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return includes changes in share price and reinvestment of income and capital gains distributions. Portfolio holdings are as of 9/30/00.

                    Stock markets don't always go up 20-30% each year, even though that has happened lately. It is smart to expect stock prices to move up and down a lot, and prepare for returns that are below what we've become used to in the last few years. Still, the Fund will pursue a diversified, selective investment approach designed to identify the best investments available in the stock market today.

GROWTH OF $10,000 INVESTMENT
APRIL 29, 1994 TO SEPTEMBER 30, 2000

[Chart]

         Young Investor Fund         S&P 500 Index
4/29/94        10000                    10000
                9800                    10128
                9839.2                  10293.1
                9505.65                 10040.9
                9662.49                 10370.3
               10093.4                  10794.4
               10034.9                  10531
               10446.3                  10766.9
               10240.5                  10375
               10523.2                  10528.5
               10563.2                  10801.2
               10810.3                  11221.4
               11185.5                  11552.4
               11314.1                  11892.1
               11501.9                  12366.6
               12469.2                  12653.5
               13219.9                  13072.3
               13387.8                  13105
               14108                    13658
               13821.6                  13608.8
               14610.8                  14204.9
               14710.2                  14479.1
               15285.4                  14971.3
               15490.2                  15110.6
               16136.1                  15255.6
               17223.7                  15479.9
               18053.9                  15877.7
               18402.3                  15938.1
               17182.2                  15233.6
               17952                    15555
               19120.7                  16429.2
               19386.5                  16882.7
               20146.4                  18157.3
               19872.4                  17797.8
               20796.5                  18908.4
               20255.8                  19057.8
               18906.8                  18276.4
               19755.7                  19365.7
               21284.8                  20548.9
               22304.3                  21463.3
               23854.4                  23169.7
               23036.2                  21872.2
               24162.7                  23068.6
               23462                    22298.1
               24046.2                  23330.5
               25094.6                  23731.8
               25245.2                  23992.8
               27269.8                  25722.7
               28325.2                  27039.7
               28648.1                  27315.5
               27668.3                  26845.7
               29251                    27935.6
               28291.5                  27639.5
               23043.4                  23645.6
               24433                    25161.3
               26114                    27204.4
               27654.7                  28853
               29521.4                  30514.9
               30891.2                  31790.4
               29797.6                  30801.7
               32127.8                  32033.8
               32943.8                  33273.5
               31807.3                  32488.2
               33362.6                  34284.8
               31597.8                  33218.6
               30956.3                  33052.5
               30272.2                  32146.8
               32766.6                  34181.8
               34840.7                  34875.6
               38871.8                  36926.3
               37970                    35072.6
               41448                    34409.8
               42674.9                  37775
               39154.2                  36638
               35540.3                  35886.9
               38827.8                  36769.7
               38191                    36196.1
               42013.9                  38443.9
9/30/00        38912                    35981

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell your shares. The above illustration assumes a $10,000 investment made on April 29, 1994, and reinvestment of income and capital gains distributions. The S&P 500 Index is an unmanaged group of stocks that differs from the composition of the Fund and is not available for direct investment. The index is shown from 4/30/94.

SR&F Growth Investor Portfolio
INVESTMENT PORTFOLIO AT SEPTEMBER 30, 2000
(In thousands)

COMMON STOCKS - 92.5%                        SHARES           VALUE
--------------------------------------------------------------------

CONSUMER DISCRETIONARY - 12.9%
AUTOMOBILES & Components - 0.8%

Automobile Manufacturers
Ford Motor Co.                                  437       $   11,063
                                                          ----------

CONSUMER DURABLES & APPAREL - 1.4%

Leisure Products
Mattel, Inc.                                  1,800           20,138
                                                          ----------

HOTELS, RESTAURANTS & LEISURE - 2.0%

Leisure Facilities - 0.4%
Cedar Fair, LP                                  315            5,808
                                                          ----------

RESTAURANTS - 1.6%

McDonald,s Corp.                                750           22,641
                                                          ----------

MEDIA - 7.0%
BROADCASTING & CABLE - 4.8%

AT&T Corp.-Liberty Media Group,
Class A (a)                                   1,400           25,200
Clear Channel Communications, Inc. (a)          450           25,425
Hispanic Broadcasting Corp. (a)                 650           18,119
                                                          ----------
                                                              68,744
                                                          ----------

MOVIES & ENTERTAINMENT - 2.2%

The Walt Disney Co.                             850           32,513
                                                          ----------

RETAILING - 1.7%

Apparel Retail
The Gap, Inc.                                 1,250           25,156
                                                          ----------

CONSUMER STAPLES - 5.4%
FOOD & DRUG RETAILING - 2.6%

Drug Retail
Walgreen Co.                                  1,000           37,938
                                                          ----------

COMMON STOCKS (Continued)                    SHARES           VALUE
--------------------------------------------------------------------

FOOD RETAIL - 2.8%

Safeway, Inc. (a)                               880       $   41,085
                                                          ----------

FINANCIALS - 13.7%
BANKS - 3.0%

Texas Regional Bancshares, Inc., Class A        375           10,641
Wells Fargo & Co.                               700           32,156
                                                          ----------
                                                              42,797
                                                          ----------

CONSUMER FINANCE - 5.0%
Household International, Inc.                   805           45,583
MBNA Corp.                                      700           26,950
                                                          ----------
                                                              72,533
                                                          ----------

DIVERSIFIED FINANCIAL SERVICES - 5.7%

Citigroup, Inc.                                 900           48,656
The Goldman Sachs Group, Inc.                   300           34,181
                                                          ----------
                                                              82,837
                                                          ----------

HEALTH CARE - 6.2%
PHARMACEUTICALS & BIOTECHNOLOGY - 1.3%

Biotechnology
Genentech, Inc. (a)                             100           18,569
                                                          ----------

PHARMACEUTICALS - 4.9%

American Home Products Corp.                    500           28,281
Johnson & Johnson                               450           42,272
                                                          ----------
                                                              70,553
                                                          ----------

INDUSTRIALS - 7.2%
CAPITAL GOODS - 5.0%

Industrial Conglomerates
General Electric Co.                            765           44,131
Tyco International Ltd.                         550           28,531
                                                          ----------
                                                              72,662
                                                          ----------

COMMERCIAL SERVICES & SUPPLIES - 2.2%

Data Processing Services
Paychex, Inc.                                   615           32,288
                                                          ----------

COMMON STOCKS (Continued)                    SHARES           VALUE
--------------------------------------------------------------------

INFORMATION TECHNOLOGY - 32.3%
SOFTWARE & SERVICES - 12.1%
APPLICATIONS SOFTWARE - 5.4%

Intuit, Inc. (a)                                700       $   39,900
Rational Software Corp. (a)                     550           38,156
                                                          ----------
                                                              78,056
                                                          ----------

INTERNET SOFTWARE & SERVICES - 2.4%

America Online, Inc.                            650           34,937
                                                          ----------

SYSTEMS SOFTWARE - 4.3%

Microsoft Corp. (a)                             560           33,740
VERITAS Software Corp. (a)                      200           28,400
                                                          ----------
                                                              62,140
                                                          ----------

TECHNOLOGY HARDWARE & EQUIPMENT - 20.2%
COMPUTER HARDWARE - 3.2%

Apple Computer, Inc.                            675           17,381
Sun Microsystems, Inc. (a)                      250           29,188
                                                          ----------
                                                              46,569
                                                          ----------

COMPUTER STORAGE & PERIPHERALS - 5.0%

EMC Corp. (a)                                   400           39,650
Network Appliance, Inc. (a)                     250           31,844
                                                          ----------
                                                              71,494
                                                          ----------

NETWORKING EQUIPMENT - 1.7%

Cisco Systems, Inc. (a)                         450           24,862
                                                          ----------

SEMICONDUCTOR EQUIPMENT - 0.9%

KLA-Tencor Corp. (a)                            300           12,356
                                                          ----------

SEMICONDUCTORS - 3.0%

Bookham Technology PLC (a)                      265           11,362
Maxim Integrated Products, Inc. (a)             400           32,175
                                                          ----------
                                                              43,537

COMMON STOCKS (Continued)                    SHARES           VALUE
--------------------------------------------------------------------

TELECOMMUNICATIONS EQUIPMENT - 6.4%

Comverse Technology, Inc. (a)                   300       $   32,400
Corning, Inc.                                   106           31,482
Lucent Technologies, Inc.                       400           12,225
Motorola, Inc.                                  600           16,950
                                                          ----------
                                                              93,057
                                                          ----------

MATERIALS - 1.0%
CHEMICALS - 1.0%

Specialty Chemicals
Minerals Technologies, Inc.                     300           13,800
                                                          ----------

TELECOMMUNICATION SERVICES - 6.6%
DIVERSIFIED TELECOM SERVICES - 5.3%
ALTERNATIVE CARRIERS - 4.2%

Level 3 Communications, Inc. (a)                425           32,778
Qwest Communications
International, Inc. (a)                         583           28,023
                                                          ----------
                                                              60,801
                                                          ----------

INTEGRATED TELECOM SERVICES - 1.1%

WorldCom, Inc. (a)                              500           15,188
                                                          ----------

WIRELESS TELECOM SERVICES - 1.3%

Vodafone Group PLC, ADR                         500           18,500
                                                          ----------
UTILITIES - 7.2%
ELECTRIC UTILITIES - 5.4%

AES Corp. (a)                                   450           30,824
Calpine Corp. (a)                               450           46,969
                                                          ----------
                                                              77,793
                                                          ----------

GAS UTILITIES - 1.8%

Kinder Morgan, Inc.                             650           26,609
                                                          ----------

TOTAL COMMON STOCKS
     (cost of $907,041)(b)                                 1,337,024
                                                          ----------

SHORT-TERM OBLIGATIONS - 4.6%                 PAR             VALUE
--------------------------------------------------------------------

COMMERCIAL PAPER - 4.6%

Associates Corp. of North America
     6.790% (c) 10/02/00                    $47,415       $   47,406

Houston Industries Financial Corp.
     7.100% (c) 10/02/00                     19,430           19,426
                                                          ----------

TOTAL SHORT-TERM
OBLIGATIONS                                                   66,832
                                                          ----------

Other Assets & Liabilities, Net - 2.9%                        41,388
                                                          ----------
NET ASSETS - 100.0%                                       $1,445,244
                                                          ==========

Notes to Investment Portfolio:
(a)  Non-income producing.
(b)  Cost for federal income tax purposes is $909,541.
(c)  Rate represents yield at time of purchase.

         Acronym              Name
         -------              ----
          ADR       American Depositary Receipt

See notes to financial statements.

SR&F GROWTH INVESTOR PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2000
(ALL AMOUNTS IN THOUSANDS)

Assets
Investments, at market value (cost $907,041)              $1,337,024
Short-term obligations                                        66,832
Cash                                                               3
Receivable for:
         Investments sold                                     74,140
         Dividends                                               474
                                                          ----------
                  Total Assets                             1,478,473
                                                          ----------

Liabilities
Payable for investments purchased                             32,534
Accrued:
         Management fee                                          685
         Bookkeeping fee                                           5
         Transfer agent fee                                        1
Other                                                              4
                                                          ----------
         Total Liabilities                                    33,229
                                                          ----------
         Net Assets applicable to investors'
         beneficial interest                              $1,445,244
                                                          ==========


See notes to financial statements.

SR&F GROWTH INVESTOR PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2000
(ALL AMOUNTS IN THOUSANDS)

Investment Income
Dividends                                                 $    6,720
Interest                                                       1,457
                                                          ----------
         Total investment income                               8,177
                                                          ----------

Expenses
Management fee                                                 7,245
Bookkeeping fee                                                   56
Trustees' fee                                                     27
Audit fee                                                         12
Legal fee                                                          1
Transfer agent fee                                                 6
Custodian fee                                                     29
Other                                                             39
                                                          ----------
                                                               7,415
                                                          ----------
         Net investment income                                   762
                                                          ----------

Realized and Unrealized Gain on Investments
Net realized gain on investments                             140,322
Net change in unrealized appreciation/depreciation           187,931
                                                          ----------
         Net Gain                                            328,253
                                                          ----------
         Increase in net assets resulting from operations $  329,015
                                                          ==========


SR&F GROWTH INVESTOR PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
(ALL AMOUNTS IN THOUSANDS)

                                           Years Ended September 30,
                                               2000             1999
                                         ----------       ----------

Operations
Net investment income                    $      762       $    2,122
Net realized gain on investments            140,322              944
Net change in unrealized appreciation/
    depreciation                            187,931          169,408
                                         ----------       ----------
    Net increase in net assets
       resulting from operations            329,015          172,474
                                         ----------       ----------

Transactions in Investors'
Beneficial Interest
Contributions                               885,014          274,918
Withdrawals                                (755,625)        (183,222)
                                         ----------       ----------
    Net increase from transactions
       in investors' beneficial interest    129,389           91,696
                                         ----------       ----------
    Net increase in net assets              458,404          264,170

Net Assets
Beginning of year                           986,840          722,670
                                         ----------       ----------
End of year                              $1,445,244       $  986,840
                                         ==========       ==========


See notes to financial statements

LIBERTY YOUNG INVESTOR FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000
(ALL AMOUNTS IN THOUSANDS, EXCEPT PER-SHARE DATA)

Assets
Investment in Portfolio, at value                         $  173,519
Receivable for Fund shares sold                                  518
Receivable for expense reimbursement due
         from Advisor                                            100
Other                                                             38
                                                          ----------
         Total Assets                                        174,175
                                                          ----------

Liabilities
Payable for Fund shares repurchased                            5,294
Accrued:
         Administration fee                                       29
         Service fee                                              41
         Bookkeeping fees                                          2
         Transfer agent                                          101
Other                                                             26
                                                          ----------
         Total Liabilities                                     5,493
                                                          ----------
Net Assets                                                $  168,682
                                                          ==========

Class A
Net asset value & redemption price per
         share - ($168,110/9,216)                         $    18.24(a)
                                                          ----------

Class K
Net asset value, redemption and offering price per
         share - ($572/31)                                $    18.40
                                                          ----------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Analysis of Net Assets
Paid-in capital                                           $  132,807
Accumulated net realized loss allocated
         from Portfolio                                         (782)
Net unrealized appreciation allocated
         from Portfolio                                       36,657
                                                          ----------
                                                          $  168,682
                                                          ==========

See notes to financial statements.

LIBERTY YOUNG INVESTOR FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2000
(IN THOUSANDS)

Investment Income
Dividend income allocated from
         Portfolio                                        $      732
Interest income allocated from
         Portfolio                                               163
                                                          ----------
         Total Investment Income                                 895
                                                          ----------

Expenses
Expenses allocated from
         Portfolio                       $      810
Administration fee                              284
Service fee - Class A                           354
Distribution fee - Class A                      148
Distribution fee - Class K                        1
Transfer agent fee                              654
Bookkeeping fee                                  27
Trustees' fee                                     8
Custodian fee                                     1
Audit fee                                         7
Legal fee                                         2
Registration fee                                 34
Reports to shareholders                          31
                                         ----------
                                              2,361

Fees and expenses waived or borne
         by Advisor                            (171)
Fee waived by Distributor -
         Class A                                (71)           2,119
                                         ----------       ----------
         Net investment loss                                  (1,224)
                                                          ----------

Net Realized and Unrealized
Gain on Investments Allocated
from Portfolio
Net realized gain                                              6,685
Net change in unrealized
         appreciation/depreciation                            25,474
                                                          ----------
         Net Gain                                             32,159
                                                          ----------
Increase in net assets resulting
         from operations                                  $   30,935
                                                          ==========

LIBERTY YOUNG INVESTOR FUND
STATEMENT OF CHANGES IN NET ASSETS
(ALL AMOUNTS IN THOUSANDS)

                                           Years ended September 30,
                                               2000             1999
                                         ----------       ----------

Operations
Net investment loss                      $   (1,224)      $     (488)
Net realized gain (loss) on
         investments                          6,685           (2,036)
Net change in unrealized
         appreciation/depreciation
         on investments                      25,474           10,756
                                         ----------       ----------
         Net increase in net assets
               resulting from operations     30,935            8,232
                                         ----------       ----------

Share Transactions
Subscriptions to Fund shares -
         Class A                            344,145          100,236
Redemptions of Fund shares -
         Class A                           (304,075)         (47,993)
                                         ----------       ----------
                                             40,070           52,243
                                         ----------       ----------
Subscriptions to Fund shares -
         Class K                                 97              100
Redemptions of Fund shares -
         Class K                                (63)            (106)
                                         ----------       ----------
                                                 34               (6)
                                         ----------       ----------

         Net increase from Fund
                  Share Transactions         40,104           52,237
                                         ----------       ----------
         Net increase in net assets          71,039           60,469
Net Assets
Beginning of year                            97,643           37,174
                                         ----------       ----------
End of year                              $  168,682       $   97,643
                                         ==========       ==========
Undistributed (overdistributed)
         Net Investment Income           $        -       $        -
                                         ==========       ==========

See notes to financial statements.

LIBERTY YOUNG INVESTOR FUND
STATEMENT OF CHANGES IN NET ASSETS
(ALL AMOUNTS IN THOUSANDS)

                                           Years ended September 30,
                                               2000             1999
                                         ----------       ----------

Number of Fund Shares
Sold - Class A                               19,789            7,022
Repurchased - Class A                       (17,528)          (3,312)
                                         ----------       ----------
                                              2,261            3,710
                                         ----------       ----------
Sold - Class K                                    6                8
Repurchased - Class K                            (4)              (8)
                                         ----------       ----------
                                                  2                -
                                         ----------       ----------

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2000
NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Liberty Young Investor Fund (the "Fund") (formerly Stein Roe Advisor Young Investor Fund), is a multi-class series of Liberty Stein Roe Advisor Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Fund invests substantially all of its assets in SR&F Growth Investor Portfolio (the "Portfolio"), which seeks to achieve long-term capital appreciation by investing primarily in common stocks and other equity-type securities that are believed to have long-term appreciation potential. The Fund also has an educational objective to teach investors, especially young people, about basic economic principles and personal finance through a variety of educational materials prepared and paid for by the Fund. The Fund currently offers two classes of shares at net asset value: Class A and Class K. Class A shares are subject to a maximum contingent deferred sales charge of 2.00% on redemptions made within three years of purchase. A 1.00% contingent deferred sales charge is assessed to Class A shares redeemed within eighteen months on an original purchase of $1 million to $5 million.

The Portfolio is a series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolio commenced operations February 3, 1997. The Portfolio allocates income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on methods approved by the Internal Revenue Service. At September 30, 2000, Liberty Young Investor Fund owned 12.0% of the Portfolio.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund and Portfolio in the preparation of the financial statements.

SECURITY VALUATION AND TRANSACTIONS

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains or losses are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS

All income, expenses (other than Class A and Class K service fees, Class A and Class K distribution fees and Class A and Class K Transfer Agent fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class A and Class K per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the service, distribution and transfer agent fees per share applicable to Class A and Class K.

FEDERAL INCOME TAXES

No provision is made for federal income taxes since (a) the Fund elects to be taxed as a "regulated investment company" and make distributions to its shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on methods approved by the Internal Revenue Service.

The Fund intends to utilize provisions of the federal income tax law, which allow the Fund to carry a realized capital loss forward up to eight years following the year of the loss, and offset such losses against any future realized gains. At September 30, 2000, the Fund had capital loss carryforwards of $224,983 and $383,042 which expire in 2006 and 2007, respectively.

DISTRIBUTION TO SHAREHOLDERS

Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

OTHER

Interest income is recorded on the accrual basis.
Corporate actions are recorded on the ex-date. Dividend income is recorded on the ex-dividend date.

NOTE 2. FEES AND COMPENSATION
PAID TO AFFILIATES

MANAGEMENT FEE

Stein Roe and Farnham Inc. (the Advisor) is the investment Advisor of the Portfolio and receives a monthly fee as follows:

         Average Net Assets            Annual Fee Rate
         ------------------            ---------------
         First $500 million                 0.60%
         Next $500 million                  0.55%
         Over $1 billion                    0.50%

ADMINISTRATION FEE

The Advisor also provides accounting and other services to the Fund for a monthly fee as follows:

         Average Net Assets            Annual Fee Rate
         ------------------            ---------------
         First $500 million                 0.200%
         Next $500 million                  0.150%
         Over $1 billion                    0.125%

BOOKKEEPING FEE

The Advisor provides bookkeeping and pricing services to the Portfolio and Fund for a monthly fee equal to $25,000 plus 0.0025% annually of the Portfolio's and Fund's average daily net assets over $50 million.

TRANSFER AGENT FEE

Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services to the Fund and receives reimbursement for certain out of pocket expenses. Transfer agent fees are computed at an annual rate of 0.236% of the average daily net assets attributable to Class A. Transfer agent fees for Class K shares are computed at an annual rate of 0.30% of Class K's average daily net assets. The Portfolio pays the Transfer Agent a monthly fee equal to $6,000 annually.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Liberty Funds Distributor, Inc. (the Distributor) a subsidiary of the Advisor, is the Fund's principal underwriter. For the year ended September 30, 2000, the Fund has been advised that the Distributor retained net underwriting discounts of $561 on sales of the Fund's Class A shares and received contingent deferred sales charges of $79,558 and none on Class A and Class K share redemptions, respectively.

The Fund has adopted a 12b-1 plan, which requires the payment of a monthly service fee equal to 0.25% annually on Class A net assets as of the 20th of each month. The plan also requires the payment of a distribution fee equal to 0.10% and 0.25% annually of the average net assets attributable to Class A and Class K shares, respectively. The Distributor has voluntarily agreed to waive a portion of the Class A distribution fee so that it will not exceed 0.05% annually.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER

The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

EXPENSE LIMITS

The Advisor has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.50% annually of the Fund's average net assets.

NOTES 3. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY

During the year ended September 30, 2000 purchases and sales of investments, other than short-term obligations, were $976,309,339 and $915,033,633, respectively. Unrealized appreciation (depreciation) for the year ended September 30, 2000 based on cost of investments for federal income tax purposes was:

         Gross unrealized appreciation             $502,478,058
         Gross unrealized depreciation              (74,995,022)
                                                   ------------
                  Net unrealized appreciation      $427,483,036
                                                   ------------
OTHER

The Portfolio may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. LINE OF CREDIT

The Liberty-Stein Roe Funds Investment Trust and SR&F Base Trust participate in unsecured line of credit agreements provided by the custodian bank consisting of two components. The committed line of credit entitles the Trusts to borrow from the custodian at any time upon notice from the Trust. The uncommitted line of credit permits the Trust to borrow from the custodian at the custodian's sole discretion. The aggregate borrowings available to the Trust for the committed and uncommitted lines of credit are $200 million and $100 million, respectively. Borrowings may be made to temporarily finance repurchase of Fund shares. Interest is charged to the trust and, ultimately, the Fund based on its borrowings. In addition, a commitment fee of 0.10% per annum on the Fund's unused commitment shall be paid quarterly by the Fund based on the relative asset size of the Fund to the Trust as a whole. The commitment fee is included in other expenses on the Statement of Operations. For the year ended September 30, 2000, the Trust and Fund had no borrowings under the agreement.

NOTE 5. OTHER RELATED PARTY TRANSACTIONS

During the year ended September 30, 2000, the Portfolio used Alphatrade, a wholly owned subsidiary of Colonial Management Associates, Inc., as a broker. Total commissions paid to Alphatrade during the year were $63,249.

At September 30, 2000, the Fund had one shareholder, Liberty Financial Companies, Inc., which owned 32% of the Fund's Class K's shares outstanding.

FINANCIAL HIGHLIGHTS
LIBERTY YOUNG INVESTOR FUND
Selected per-share data (for a share outstanding throughout the period), ratios and supplemental data.

                                                                               Period
                                                   Years Ended                  Ended
                                                   September 30,        September 30,
Class A                                        2000             1999          1998(a)
                                         ----------       ----------       ----------
Net Asset Value,
Beginning of Period                      $    13.98       $    11.35       $    11.67
                                         ----------       ----------       ----------

Income From Investment Operations
Net investment loss (b)                       (0.15)(c)        (0.10)(c)        (0.02)
Net realized and
         unrealized gain (loss)
         on investments                        4.41             2.73            (0.30)
                                         ----------       ----------       ----------
                  Total from investment
                           operations          4.26             2.63            (0.32)
                                         ----------       ----------       ----------

Net Asset Value,
End of Period                            $    18.24       $    13.98       $    11.35
                                         ==========       ==========       ==========

Ratio of net expenses to
         average net assets (d)                1.49%            1.65%(d)         1.65%(f)

Ratio of net investment
         loss to average
         net assets (e)                      (0.86)%(c)        (0.69)%(c)       (0.52)%(f)
Total return (e)                              30.47%(g)        23.17%           (2.74)%(g)

Net assets, end of
         year (000's)                    $  168,110       $   97,233       $   36,843

(a)  From commencement of multi-class offering on January 26, 1998.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Net of fees waived by the Distributor which amounted to $0.009 per share and 0.05% in 2000 and $0.007 and 0.05% in 1999.
(d) If the Fund had paid all of its expenses and there had been no reimbursement by the Advisor and/or Distributor, this ratio would have been 1.66% and 1.74% for the years ended September 30, 2000 and 1999, respectively, and 2.02% for the period ended September 30, 1998.
(e) Computed giving effect to the Advisor's and/or Distributor's expense limitation undertaking.
(f)  Annualized.
(g)  Not annualized.


                                                                                                Period
                                                                                                 Ended
                                               Years Ended September 30,                 September 30,
Class K                                        2000             1999             1998          1997(a)
                                         ----------       ----------       ----------       ----------
Net Asset Value,
Beginning of
Period                                   $    14.08       $    11.41       $    11.49       $    10.00
                                         ----------       ----------       ----------       ----------

Income From Investment Operations
Net investment
         loss (b)                             (0.15)           (0.09)           (0.03)           (0.02)
Net realized and
         unrealized
         gain (loss) on
         investments                           4.47             2.76            (0.04)            1.51
                                         ----------       ----------       ----------       ----------
                  Total from
                  investment
                  operations                   4.32             2.67            (0.07)            1.49
                                         ----------       ----------       ----------       ----------

Distributions
Net investment
         income                                   -                -            (0.01)               -
                                         ----------       ----------       ----------       ----------

Net Asset Value,
End of Period                            $    18.40       $    14.08       $    11.41       $    11.49
                                         ==========       ==========       ==========       ==========
Ratio of net
         expenses to
         average
         net assets (c)                        1.50%            1.50%            1.50%            1.50%(e)
Ratio of net
         investment
         loss to average
         net assets (d)                       (0.87)%          (0.64)%          (0.48)%          (0.24)%(e)
Total return (d)                              30.68%(f)        23.40%           (0.62)%          14.90%(f)
Net assets, end of
         period (000's)                  $      572       $      410       $      331       $      116

(a)  From commencement of operations on February 14, 1997.
(b) Per share data was calculated using average shares outstanding during the period.
(c) If the Fund had paid all of its expenses and there had been no reimbursement by the Advisor, this ratio would have been 1.62%, 1.70% and 20.42% for the years ended September 30, 2000, 1999 and 1998, respectively, and 89.45% for the period ended September 30, 1997.
(d)  Computed giving effect to the Advisor's expense limitation undertaking.
(e)  Annualized.
(f)  Not annualized.

SR&F GROWTH INVESTOR PORTFOLIO

                                                                                                Period
                                                                                                 Ended
                                               Years Ended September 30,                 September 30,
                                               2000             1999             1998          1997(a)
                                         ----------       ----------       ----------       ----------
Ratio of net expenses
         to average net assets                 0.57%            0.59%            0.62%            0.63%(b)
Ratio of net
         investment income to
         average net assets                    0.06%            0.25%            0.42%            0.54%(b)
Portfolio turnover rate                          72%              45%              45%              38%

(a)  From commencement of operations on February 3, 1997.
(b)  Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Stein Roe Advisor Trust and SR&F Base Trust and the Shareholders of Liberty Young Investor Fund

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty Young Investor Fund (the "Fund")(a series of Stein Roe Advisor Trust) and SR&F Growth Investor Portfolio (the "Portfolio") (a series of SR&F Base Trust) at September 30, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets and their financial highlights for the two years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's and the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights of the Fund and the Portfolio for periods through September 30, 1998 were audited by other independent accountants, whose report dated November 16, 1998 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 20, 2000

ACTIVITY PAGES
PUZZLES AND GAMES (AGES THREE TO FIVE)
FIND THE QUARTERS

How many quarters can
you find in this picture?
[picture]

Answer: Seven.

How Much Is the Eraser?
Circle the coins you will need to buy the eraser.
[picture]

Answer: Five.

DESIGN A STATE QUARTER

Lots of kids - and adults - are collecting the new state quarters. The U.S. Mint plans to issue a new quarter approximately every ten weeks between 1999 and 2008. Use the space below to design your own quarter.

[picture]

PUZZLES AND GAMES (AGES SIX TO EIGHT)
FIND A FUND MAZE

Different types of mutual funds invest in different things and can help you reach different goals. They also have different levels of risk. Money market funds invest in short-term debt-sometimes called cash-equivalents. Bond funds own bonds, which are a type of loan. Corporations or governments issue bonds to pay for things they need. When you-or a mutual fund-buy a bond, the issuer promises to make regular payments of interest until the bond matures. When a bond matures, it returns the amount originally invested. Stock funds own stocks. Stock shares represent partial ownership of a specific company. Help Johnny match the types of funds to the types of things they own.

[picture]

COUNT THE MONEY!

Play this game with a friend. See who can count the money faster!

[picture]

SO YOU WANT TO BE A BUSINESS TYCOON

One of the most important jobs for any business tycoon is managing his or her money. Try this brainteaser to test your money skills:

Taking the advice in our June Dollar Digest(r), you open your own lemonade stand. Your special recipe makes your lemonade a popular choice with all the kids and even the adults in your neighborhood. Yesterday was your busiest day yet; you sold 50 cups of lemonade for 50(cent) each. But, to make this much lemonade, you had to buy the following ingredients:

          -    50 lemons at a cost of 10(cent) each
          -    Two pounds of sugar at a cost of $2.00 a pound
          -    50 paper cups at a cost of 5(cent) each

After paying for these supplies, how much money did you make for the day?

[picture]

Answer: After expenses, your profit for the day is $13.50.

How Are You Spending Your Weekend? (ages nine to 12)

Making a budget can be a great way to manage your money. That's because a budget can help you organize your goals and show you what you can afford to do with your money. Try making a budget for the upcoming weekend using the following examples. Start with $20 in spending money and try to do at least three different things. Prioritize your spending and see how far your money goes.

Ticket to see the smash movie The Six Cents        $8

Munchies $5

A new CD from your favorite band, the Cash Cows    $12

Rental for the cool Gold and I video game          $3.50

Lunch from your favorite take-out restaurant       $4.50

T-shirt depicting your favorite team, The Bulls    $10

Admission to the local skating rink                $6

So, how are you going to spend your weekend?

-------------------------------------------------  ------

-------------------------------------------------  ------

-------------------------------------------------  ------

Total weekend budget                               ______

[picture]

BRAIN TEASER

In each blank below, write the letter representing the person pictured on that bill. (If you need help, check the Web site for the U.S. Treasury Department at www.ustreas.gov.)

BILL AMOUNT

$1
          -----
$2
          -----
$5
          -----
$10
          -----
$20
          -----
$50
          -----
$100
          -----
$500
          -----
$1,000
          -----

PERSON FEATURED

a) Grover Cleveland
b) Thomas Jefferson
c) Abraham Lincoln
d) Benjamin Franklin
e) Ulysses Grant
f) William McKinley
g) George Washington
h) Andrew Jackson
i) Alexander Hamilton

[picture]

Answers: $1 (g); $2 (b); $5 (c); $10 (i); $20 (h); $50 (e); $100 (d); $500 (f);
$1,000 (a).


MUSIC-O-RAMA

Q: You walk into Music-O-Rama, a local record store, and buy a new CD. The total, with tax, comes to $13.53, and you hand the cashier $15. How many ways can she make change using no more than seven coins?

[picture]

A: Answer: Seven. (1) a one-dollar bill, one quarter, two dimes and two pennies;
(2) a one-dollar bill, one quarter, one dime, two nickels and two pennies; (3) a one-dollar bill, one quarter, four nickels and two pennies; (4) a one-dollar bill, four dimes, a nickel and two pennies; (5) two half-dollars, one quarter, two dimes and two pennies; (6) one silver dollar, one quarter, two dimes and two pennies; and (7) one silver dollar, one quarter, one dime, two nickels and two pennies.

[picture]

TRUSTEES

JOHN A. BACON, JR.
Private Investor

WILLIAM W. BOYD
Chairman and Director, Sterling Plumbing
Group Inc.

LINDSAY COOK
Executive Vice President, Liberty Financial
Companies, Inc.

DOUGLAS A. HACKER
Executive Vice President and Chief Financial
Officer, United Airlines

JANET LANGFORD KELLY
Executive Vice President, Secretary and General
Counsel, Sara Lee Corporation

CHARLES R. NELSON
Van Voorhis Professor of Political Economy,
University of Washington

JOSEPH R. PALOMBO
Chairman of the Board of Trustees
Executive Vice President and Director,
Colonial Management Associates

THOMAS C. THEOBALD
Managing Partner, William Blair Capital Partners


IMPORTANT INFORMATION
ABOUT THIS REPORT

The Transfer Agent for Liberty Young Investor Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Young Investor Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and the most recent copy of Liberty Funds Distributor's Performance Update.

[picture]

OUR "FAMILY" OF MUTUAL FUNDS

Liberty Young Investor Fund is part of a family of funds distributed by Liberty Funds Distributor, Inc. Liberty offers a wide spectrum of funds, from conservative tax-free bonds to more aggressive international funds. Each fund within the Liberty family follows a consistent investment style and adheres to its stated investment objective.
For more information on Liberty-distributed funds, including All-Star, Colonial, Crabbe Huson, Newport and Liberty funds, please consult your financial advisor or call 1-800-426-3750.

LIBERTY YOUNG INVESTOR(SM) FUND ANNUAL REPORT - SEPTEMBER 30, 2000

     [LIBERTY FUNDS LOGO]

All-STAR   -   Colonial   -   Crabbe Huson   -   Newport   -   Stein Roe Advisor

Liberty Finds Distributor, Inc. (c)2000
One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
www.libertyfunds.com

 BULK RATE
U.S. POSTAGE
   PAID
Holliston, MA
PERMIT NO. 20


712-02/193D-0900 (11/00) 00/2017